SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Section 240.14a-12

THE TOPPS COMPANY, INC.

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Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THE TOPPS COMPANY, INC.

SUPPLEMENT TO THE
PROXY STATEMENT DATED JUNE 23, 2006 FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 28, 2006

NOTICE OF ADJOURNMENT OF ANNUAL MEETING OF STOCKHOLDERS

AUGUST 25, 2006

To the Stockholders of
THE TOPPS COMPANY, INC.

The 2006 annual meeting of stockholders (the ‘‘Annual Meeting’’) of the Topps Company, Inc., a Delaware corporation (the ‘‘Company’’), has been adjourned to August 25, 2006 for the sole purpose of voting on the election of directors. At the Annual Meeting, the polls were closed on Proposal No. 2 (amendment to the Certificate of Incorporation of the Company to eliminate the classification of the Board of Directors), Proposal No. 3 (amendment to the Certificate of Incorporation of the Company to permit stockholders to require the call of a special meeting), Proposal No. 4 (amendment to the By-Laws of the Company to permit stockholders to require the call of a special meeting), and Proposal No. 5 (ratification of independent auditors). Based on preliminary results, it appears that each of these proposals was approved by the requisite vote of the stockholders, but the final results for these proposals have not yet been certified.

The Annual Meeting, as adjourned, will reconvene at J.P. Morgan Chase & Co., 270 Park Avenue, 3rd floor auditorium, New York, New York, at 9:30 A.M., Eastern Standard time on August 25, 2006. This supplement supplements and amends the Company’s Proxy Statement dated June 23, 2006 (the ‘‘Proxy Statement’’) furnished to stockholders in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting. The record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof is June 1, 2006, which is the same record date specified in the Proxy Statement. The information contained in this supplement, which is first being furnished to stockholders of the Company on or about August 4, 2006, should be read in conjunction with the Company’s Proxy Statement dated June 23, 2006.

On July 28, 2006, the Company and the Topps Full Value Committee reached a settlement (‘‘the Agreement’’), pursuant to which the Topps Full Value Committee terminated its solicitation of proxies in support of Timothy E. Brog, Arnaud Ajdler and John J. Jones and the Company agreed to solicit proxies for a revised slate of nominees consisting of Arthur T. Shorin, Timothy E. Brog, Arnaud Ajdler and John J. Jones (collectively, the ‘‘Nominees’’). Pursuant to the Agreement, the Company also agreed to expand the Board of Directors from nine to ten members. In addition, the Annual Meeting was adjourned until August 25, 2006 and the polls were left open on Proposal No. 1 (election of directors).

On July 31, 2006, the Board of Directors of the Company (the ‘‘Board’’) increased the number of directors of the Company from nine to ten in order to permit this expanded slate. Under the Agreement, the Company has agreed to notify the Topps Full Value Committee of any board meetings held prior to the adjourned session of the Annual Meeting and to invite the Topps Full Value Committee’s director nominees to attend any such meetings, and has agreed to reimburse the Topps Full Value Committee for its actual, documented out-of-pocket expenses in connection with the proxy contest, not to exceed $350,000.

Proposal No. 1 as set forth in the Proxy Statement, dated June 23, 2006, with respect to the Annual Meeting, is hereby amended to provide that the Board of Directors has nominated the following four (4) individuals to serve on the Board of Directors for a one-year term until the 2007 annual meeting of the Company’s stockholders: Arthur T. Shorin, Timothy E. Brog, Arnaud Ajdler and John J. Jones.

The Company does not intend to bring before the Annual Meeting any matters other than those specifically described above, and knows of no matters other than the foregoing to come before the Annual Meeting.

Certain information as of the Record Date with respect to the directors and executive officers of the Company, including the four nominees for election at the 2006 Annual Meeting, as adjourned, is herein incorporated by reference to the Proxy Statements filed by the Company and the Topps Full Value Committee on June 23, 2006.

The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Annual Meeting is required to elect directors. All proxies received by the Board of Directors will be voted for the election as directors of the nominees listed above if no direction to the contrary is given. In the event any nominee is unable to serve for any reason or, for good cause, will not serve, which is not anticipated, the Board of Directors may designate substitute nominees. In this event, the proxy holders will vote for the election of such substitute nominee or nominees.

The proxy card enclosed with this supplement differs from the proxy card previously furnished to you with the Proxy Statement. Please note that the nomination of each of the persons previously nominated by the Board of Directors, other than Arthur T. Shorin, has been withdrawn. If you wish to vote for all four of the Nominees, you must do so by voting on the amended proxy card enclosed within this supplement. Stockholders are urged to sign, date and mail the enclosed proxy card promptly.

The enclosed amended proxy card is being delivered to Stockholders of the Company along with this supplement. ALL STOCKHOLDERS, REGARDLESS OF WHETHER THEY HAVE PREVIOUSLY VOTED, ARE URGED TO VOTE USING THE AMENDED PROXY CARD. PLEASE DISCARD ANY WHITE OR GOLD PROXY CARD YOU MAY HAVE PREVIOUSLY RECEIVED. ANY PREVIOUS PROXY WHICH YOU HAVE SUBMITTED (OTHER THAN THE AMENDED PROXY CARD ENCLOSED HERE) WILL NOT BE VOTED, WITH RESPECT TO THE ELECTION OF DIRECTORS, AT THE RECONVENED ANNUAL MEETING. Accordingly, there is no need to revoke any previously submitted white or gold proxy card because such proxies will not be valid at the reconvened Annual Meeting.

Any proxy may be revoked at any time before it is voted at the Annual Meeting, as adjourned. A Stockholder may revoke a proxy by notifying the Corporate Secretary of the Company in writing prior to the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. For shares you hold in street name, you may revoke or change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Annual Meeting, by attending the meeting and voting in person.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE ‘‘FOR’’ THE ELECTION OF EACH OF THE NOMINEES ON THE ENCLOSED PROXY CARD.

If you have any questions or need assistance in voting your shares, please call the firm assisting the Board of Directors in the solicitation of proxies:

MacKenzie Partners, Inc.
105 Madison Avenue
New York, NY 10016
Call Collect: (212) 929-5500
or
Call Toll Free: (800) 322-2885

By order of the Board of Directors,
Vinit Bharara Corporate Secretary

Dated:    August 4, 2006

Whether or not you expect to be present at the Annual Meeting, please date and sign the enclosed proxy and return it promptly in the enclosed envelope. In the event you attend the Annual Meeting and vote in person, the proxy will not be used.

PROXY

THE TOPPS COMPANY, INC.

The undersigned hereby appoints CATHERINE JESSUP and VINIT BHARARA, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all the shares of stock of THE TOPPS COMPANY, INC. (the ‘‘Company’’), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at J.P. Morgan Chase & Co., 270 Park Avenue, 3rd floor auditorium, New York, New York on August 25, 2006 at 9:30 A.M. (local time), as adjourned, hereby revoking any proxy heretofore given with respect to such stock.

The undersigned authorizes and instructs said proxies to vote as follows:

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below

(1) Arthur T. Shorin, (2) Timothy E. Brog, (3) Arnaud Ajdler and (4) John J. Jones
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE’S NAME IN THE SPACE PROVIDED BELOW.)

Withhold Authority: ________________________________

The Board of Directors recommends a vote FOR all nominees for director.

(continued and to be signed on reverse side)

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PLEASE VOTE, DATE AND SIGN ON REVERSE AND
RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(continued from reverse side, which should be read before signing)

This Proxy when properly executed will be voted in the manner directed herein and in the discretion of the aforementioned proxies on all other matters which may properly come before the Annual Meeting and any adjournments or postponements thereof. If no instruction to the contrary is indicated, this Proxy will be voted FOR all nominees for director.

Dated: __________________________, 2006
____________________________________ (Signature)
____________________________________ (Signature/Title) Please sign exactly as your name or names appear at the left.

Please return this proxy in the accompanying business reply envelope even if you expect to attend in person.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

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IMPORTANT:
PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
IN THE ENCLOSED ENVELOPE!